                                                                                                EXHIBIT 24
<?xml:namespace prefix = o ns = "urn:schemas-microsoft-com:office:office" />

POWER OF ATTORNEY

The undersigned Director of Hooper Holmes, Inc., a New York corporation (the “Company”), which proposes to file a Form 10-K Annual Report pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 2006, hereby appoints James D. Calver and Robert William Jewett, or either of them, his attorneys in fact, and hereby grants to him, for him and in his name as such Director, full power and authority as his agent or agents and in his place and stead:

1.     to sign such Annual Report on Form 10-K and any subsequent amendment thereto, and any and all other amendments or documents related thereto which any of said attorneys in fact, in his discretion, may deem necessary or proper; and

2.     to perform every other act which any of said attorneys in fact, in his discretion, may deem necessary or appropriate in connection with such Annual Report or any amendments thereto.

DATED:  March 15, 2007
                                                          /s/ Benjamin A. Currier
                                                          ________________________

         Benjamin A. Currier

                                                                                                EXHIBIT 24

POWER OF ATTORNEY

The undersigned Director of Hooper Holmes, Inc., a New York corporation (the “Company”), which proposes to file a Form 10-K Annual Report pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 2006, hereby appoints James D. Calver and Robert William Jewett, or either of them, his attorneys in fact, and hereby grants to him, for him and in his name as such Director, full power and authority as his agent or agents and in his place and stead:

3.     to sign such Annual Report on Form 10-K and any subsequent amendment thereto, and any and all other amendments or documents related thereto which any of said attorneys in fact, in his discretion, may deem necessary or proper; and

4.     to perform every other act which any of said attorneys in fact, in his discretion, may deem necessary or appropriate in connection with such Annual Report or any amendments thereto.

DATED:  March 15, 2007
                                                          /s/ Quentin J. Kennedy
                                                          ________________________

         Quentin J. Kennedy

                                                                                                EXHIBIT 24

POWER OF ATTORNEY

The undersigned Director of Hooper Holmes, Inc., a New York corporation (the “Company”), which proposes to file a Form 10-K Annual Report pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 2006, hereby appoints James D. Calver and Robert William Jewett, or either of them, his attorneys in fact, and hereby grants to him, for him and in his name as such Director, full power and authority as his agent or agents and in his place and stead:

5.     to sign such Annual Report on Form 10-K and any subsequent amendment thereto, and any and all other amendments or documents related thereto which any of said attorneys in fact, in his discretion, may deem necessary or proper; and

6.     to perform every other act which any of said attorneys in fact, in his discretion, may deem necessary or appropriate in connection with such Annual Report or any amendments thereto.

DATED:  March 15, 2007
                                                          /s/ Paul W. Kolacki
                                                          ________________________

        Paul W. Kolacki

                                                                                                EXHIBIT 24

POWER OF ATTORNEY

The undersigned Director of Hooper Holmes, Inc., a New York corporation (the “Company”), which proposes to file a Form 10-K Annual Report pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 2006, hereby appoints James D. Calver and Robert William Jewett, or either of them, his attorneys in fact, and hereby grants to him, for him and in his name as such Director, full power and authority as his agent or agents and in his place and stead:

7.     to sign such Annual Report on Form 10-K and any subsequent amendment thereto, and any and all other amendments or documents related thereto which any of said attorneys in fact, in his discretion, may deem necessary or proper; and

8.     to perform every other act which any of said attorneys in fact, in his discretion, may deem necessary or appropriate in connection with such Annual Report or any amendments thereto.

DATED:  March 15, 2007
                                                          /s/ Roy E. Lowrance
                                                          ________________________

        Roy E. Lowrance

                                                                                                EXHIBIT 24

POWER OF ATTORNEY

The undersigned Director of Hooper Holmes, Inc., a New York corporation (the “Company”), which proposes to file a Form 10-K Annual Report pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 2006, hereby appoints James D. Calver and Robert William Jewett, or either of them, his attorneys in fact, and hereby grants to him, for him and in his name as such Director, full power and authority as his agent or agents and in his place and stead:

9.     to sign such Annual Report on Form 10-K and any subsequent amendment thereto, and any and all other amendments or documents related thereto which any of said attorneys in fact, in his discretion, may deem necessary or proper; and

10.to perform every other act which any of said attorneys in fact, in his discretion, may deem necessary or appropriate in connection with such Annual Report or any amendments thereto.

DATED:  March 15, 2007
                                                          /s/ John W. Remshard
                                                          ________________________

        John W. Remshard

                                                                                                EXHIBIT 24

POWER OF ATTORNEY

The undersigned Director of Hooper Holmes, Inc., a New York corporation (the “Company”), which proposes to file a Form 10-K Annual Report pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 2006, hereby appoints James D. Calver and Robert William Jewett, or either of them, his attorneys in fact, and hereby grants to him, for him and in his name as such Director, full power and authority as his agent or agents and in his place and stead:

11.to sign such Annual Report on Form 10-K and any subsequent amendment thereto, and any and all other amendments or documents related thereto which any of said attorneys in fact, in his discretion, may deem necessary or proper; and

12.to perform every other act which any of said attorneys in fact, in his discretion, may deem necessary or appropriate in connection with such Annual Report or any amendments thereto.

DATED:  March 15, 2007
                                                          /s/ Elaine Rigolosi
                                                          ________________________

        Elaine Rigolosi

                                                                                                EXHIBIT 24

POWER OF ATTORNEY

The undersigned Director of Hooper Holmes, Inc., a New York corporation (the “Company”), which proposes to file a Form 10-K Annual Report pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 2006, hereby appoints James D. Calver and Robert William Jewett, or either of them, his attorneys in fact, and hereby grants to him, for him and in his name as such Director, full power and authority as his agent or agents and in his place and stead:

13.to sign such Annual Report on Form 10-K and any subsequent amendment thereto, and any and all other amendments or documents related thereto which any of said attorneys in fact, in his discretion, may deem necessary or proper; and

14.to perform every other act which any of said attorneys in fact, in his discretion, may deem necessary or appropriate in connection with such Annual Report or any amendments thereto.

DATED:  March 15, 2007
                                                          /s/ Kenneth R. Rossano
                                                          ________________________

    Kenneth R. Rossano

POWER OF ATTORNEY

The undersigned Director of Hooper Holmes, Inc., a New York corporation (the “Company”), which proposes to file a Form 10-K Annual Report pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 2006, hereby appoints James D. Calver and Robert William Jewett, or either of them, his attorneys in fact, and hereby grants to him, for him and in his name as such Director, full power and authority as his agent or agents and in his place and stead:

15.to sign such Annual Report on Form 10-K and any subsequent amendment thereto, and any and all other amendments or documents related thereto which any of said attorneys in fact, in his discretion, may deem necessary or proper; and

16.to perform every other act which any of said attorneys in fact, in his discretion, may deem necessary or appropriate in connection with such Annual Report or any amendments thereto.

DATED:  March 15, 2007
                                                          /s/ G. Earle Wight
                                                          ________________________

        G. Earle Wight